No Load Shares – Ticker Symbol NAVFX

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
June 19, 2017
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/245.htm.
You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Sector Rotation Fund seeks to achieve capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b‑1) Fees[1]	0.25%
Other Expenses	0.78%
Acquired Fund Fees and Expenses[2]	0.35%
Total Annual Fund Operating Expenses[1]	2.38%
1. The fees and expenses have been amended and restated to reflect the addition of a distribution fee adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.  This fee was recently approved by a vote of the Fund's shareholders at a meeting held on March 29, 2017.
2. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$241	$742	$1,270	$2,716

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 345.74% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Sector Rotation is a strategy which evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  A sector is a segment of the market that isolates very specific types of assets.  Examples include consumer staples, energy, financials, health care, and real estate.  The Fund's investment advisor, Grimaldi Portfolio Solutions, Inc. (the "Advisor"), employs a proprietary ranking system to identify the sectors that it believes are showing the greatest relative strength and increases the Fund's exposure to those sectors.  The Advisor may also take inverse positions in the lowest ranked sectors identified using the same proprietary ranking system.
Under normal circumstances, the Fund invests in shares of exchange-traded funds ("ETFs").  An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.  In seeking to build a portfolio designed to outperform the S&P 500 Index, the Advisor may allocate Fund assets among equity and fixed income ETFs representing various markets, regions and countries, including the United States.  The Fund will principally invest in equity ETFs but may allocate the Fund's portfolio to fixed income ETFs based on the Advisor's views of macroeconomic trends.  The Fund may invest in ETFs that hold foreign securities and American Depositary Receipts ("ADRs") but will not invest in emerging market securities to a significant extent.  The Fund may invest in ETFs designed to provide investment results that match the performance or inverse (opposite) performance of an underlying index.  The Fund may also invest in ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  In seeking to provide such results, an ETF may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices.  The Fund will not short individual securities.  The Fund will invest in securities of issuers across a range of market capitalizations, including large-, small- and mid-cap issuers, but the Advisor does not anticipate that the Fund will invest in securities of micro-cap and nano-cap issuers.

In addition to ETFs, the Fund may also invest, to a limited extent, directly in common stocks that the Advisor believes present attractive opportunities.  Further, the Fund may invest directly in debt obligations as a means to reduce equity exposure and create capital appreciation potential.
In selecting investments for the Fund, the Advisor seeks to identify securities that it believes exhibit attractive valuations based on characteristics such as price movement, volatility, price to earnings ratios, growth rates, price to cash flow, and price to book ratios.  With respect to the Fund's inverse positions, the Advisor seeks to identify securities that are designed to perform inverse to indexes with valuations that the Advisor believes are unattractive based on these same characteristics.  The Advisor will incorporate asset class selection as part of the Fund's overall portfolio.  This strategic asset allocation is the process of dividing securities among different kinds of assets (such as stocks, bonds, real estate, precious metals and cash) to optimize the risk/reward trade-off based on achieving capital appreciation.  The Advisor utilizes quantitative research to determine the Fund's weightings between stocks, bonds, and cash, allocation among sectors and industries, and exposure to domestic and foreign markets.  The Fund may engage in active and frequent trading of its portfolio securities.
The Fund is a non-diversified fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  From time to time, the Fund may also focus its investments in a limited number of market sectors and may at times invest more than 25% of the its net assets in a particular sector, such as the consumer discretionary, consumer staples, commodities, energy, financials, industrials, health care, materials, real estate, technology, telecommunications, and utilities sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
Investments in ETFs.  Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index.  ETFs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. ETFs are subject to additional risks such as the fact that its shares may trade at a market price that is above or below its net asset value or an active market may not develop.
Leveraged or Inverse ETFs. The Fund may invest in leveraged and/or inverse ETFs, including multiple inverse (or ultra-short) ETFs. These ETFs are subject to additional risk not generally associated with traditional ETFs. Leveraged ETFs seek to multiply the performance of the particular benchmark that is tracked (which may be an index, a currency or other benchmark). Inverse ETFs seek to negatively correlate to the performance of the benchmark. These ETFs seek to achieve their returns by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is an ultra-short ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if an ultra-short ETF that seeks twice the inverse return, it would lose 2%). By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required.
Foreign Securities Risk.  The ETFs held by the Fund may have significant investments in foreign securities.  Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Inverse Correlation Risk.  To the extent the Fund invests in ETFs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises – a result that is the opposite from traditional mutual funds.
Short Sales Risk.  While the Fund will not short individual securities, the ETFs held by the Fund may sell securities short.  A short sale is a transaction in which the ETF sells a security it does not own but has borrowed in anticipation that the market price of the security will decline.  The ETF must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the ETF sold the security.
Derivative Risk.  The ETFs held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.
Leverage Risk.  The ETFs held by the Fund may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  The use of leverage may exaggerate changes in an ETF's share price and the return on its investments.  Accordingly, the value of the Fund's investments in ETFs may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by an ETF as a result of the use of leverage could adversely affect the Fund's net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund's expenses.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund's portfolio) may decline regardless of their long-term prospects.  The Fund's performance per share will change daily in response to such factors.

Small-Cap and Mid-Cap Securities Risk.  The Fund or ETFs held by the Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Fixed Income Risk.  To the extent the Fund or an ETF in which the Fund invests holds fixed income securities, the Fund will be directly or indirectly subject to the risks associated with fixed income investments.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks.  In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of securities purchased by the Fund (large-cap, mid-cap, growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Manager Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The portfolio manager's experience is discussed in the section of this prospectus entitled "Management of the Fund – Investment Advisor."
Non-diversified Fund Risk.  The Fund is a non-diversified fund.  In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds.  Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions.  A non-diversified fund may also have a more volatile net asset value per share than diversified mutual funds.
Sector Focus Risk.  Because the Fund's investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

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Consumer Discretionary.  Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending.  These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.

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Consumer Staples.  Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, and consumer spending.  These companies also are subject to the risk that government regulation could affect the permissibility of using various production methods and food additives, which regulations could affect company profitability.  The success of food, household, and personal products companies may be strongly affected by consumer tastes, marketing campaigns, and other factors affecting supply and demand.

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Commodities.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, and tariffs. The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies.

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Energy.  Companies in this sector are affected by supply and demand both for their specific product or service and for energy products in general.  The price of oil and gas, exploration and production spending, government regulation, world events, and economic conditions will likewise affect the performance of these companies. Securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

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Financial.  Companies in this sector are subject to risks including extensive governmental regulation; decreased profits resulting from changes in interest rates and loan losses, which usually increase in economic downturns; severe price competition; and increased inter-industry consolidation and competition; all of which may adversely affect the value of those holdings.

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Healthcare.  Companies in this sector are subject to extensive litigation based on product liability and similar claims; dependence on patent protection and expiration of patents; competitive forces that make it difficult to raise prices; long and costly regulatory processes; and product obsolescence; all of which may adversely affect the value of those holdings.

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Industrials.  Companies in this sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, and economic conditions will affect the performance of these companies. These companies can also be cyclical, subject to sharp price movements, and significantly affected by government spending policies.

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Materials.  Companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses.  Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.  The sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

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Real Estate.  Companies in this sector are subject to risks related to possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

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Technology.  The performance of companies in this sector may be adversely affected by intense competition both domestically and internationally; limited product lines, markets, financial resources, or personnel; rapid product obsolescence and frequent new product introduction; dramatic and unpredictable changes in growth rates; and dependence on patent and intellectual property rights.

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Telecommunications.  These companies may be adversely affected by government regulation of rates of return and services that may be offered.  These companies are also subject to risks related to rapid obsolescence of their products and services resulting from changes in consumer tastes, intense competition, and strong market reactions to technological development.

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Utilities.  Companies in this sector are subject to risks related to government regulation.  Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily follow changes in financing costs after a delay, which can adversely affect earnings and dividends when costs are rising.  Utility companies that have experienced deregulation in recent years may be subject to greater competition if they have diversified outside of original geographic regions and traditional lines of business.  In such cases, these companies may earn more than their traditional regulated rates of return, but may also be forced to defend their core business and be less profitable.

Portfolio Turnover Risk.  The Advisor may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  The payment of taxes on gains could adversely affect the Fund's performance.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
PERFORMANCE INFORMATION
The bar chart and table shown on the next page provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare to those of a broad-based securities market index.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://www.navfx.com.
The Fund was reorganized on June 27, 2011 from a series of the World Funds Trust, a Delaware statutory trust (the "Predecessor Fund"), to a series of Starboard Investment Trust, a Delaware statutory trust (the "Reorganization").  The performance information shown below includes information for the Predecessor Fund.  The Predecessor Fund commenced operations on December 30, 2009.  Shareholders of the Predecessor Fund approved the Reorganization on June 22, 2011 and received shares of the Fund on June 27, 2011.  The performance information shown below is intended to serve as an illustration of the variability of the Fund's returns since the Fund is a continuation of the Predecessor Fund and has the same investment objectives and strategies and substantially the same investment policies as the Predecessor Fund.  While the Fund is substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund's performance during the same time period may have been different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

Calendar Year Returns

Quarterly Returns
Highest and Lowest Returns During This Time Period
Highest return for a quarter	11.37%	Quarter ended December 31, 2010
Lowest return for a quarter	-11.65%	Quarter ended September 30, 2011
Annual Returns
Periods Ended December 31, 2016	Past 1 Year	Past 5 Years	Since Inception*
Sector Rotation Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	3.94% 3.38% 3.20%	8.59% 6.80% 6.50%	7.49% 5.96% 5.67%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	11.96%	14.66%	12.82%
* The Predecessor Fund commenced operations on December 30, 2009.  The Fund has the same investment objectives and strategies and substantially the same investment policies as the Predecessor Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT OF THE FUND
The Fund's investment advisor is Grimaldi Portfolio Solutions, Inc.  The Fund's portfolio is managed on a day-to-day basis by Mark Anthony Grimaldi.  Mr. Grimaldi is President of Grimaldi Portfolio Solutions, Inc. and has been the portfolio manager of the Fund since its inception in 2009.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $2,500 and the minimum subsequent investment is $100 ($50 under an automatic investment plan), although the minimums may be waived or reduced in some cases.
You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to the Sector Rotation Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.